CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix   Multi-Series   Trust  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:    July 6, 2004                  /s/ Philip R. McLoughlin
     -------------------------------   -----------------------------------------
                                       Philip R. McLoughlin, Chairman
                                       (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Multi-Series Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.


Date:    July 6, 2004                  /s/ Nancy G. Curtiss
     -------------------------------   -----------------------------------------
                                       Nancy G. Curtiss, Treasurer
                                       (principal financial officer)